VOYA INVESTORS TRUST

VY® CBRE Global Real Estate Portfolio

(the “Disappearing Portfolio”)

Supplement dated December 3, 2025

to the Portfolio’s Class ADV, Class I, Class S, and Class S2 Shares’

Prospectus and the Statement of Additional Information,

each dated May 1, 2025, as supplemented

On November 13, 2025, the Board of Trustees of Voya Investors Trust (the “Board”) approved a proposal to reorganize the Disappearing Portfolio with and into the following “Surviving Portfolio” (the “Reorganization”):

Disappearing Portfolio	Surviving Portfolio
VY® CBRE Global Real Estate Portfolio	VY® CBRE Real Estate Portfolio
(to be renamed prior to the merger date as
VY® Columbia Real Estate Portfolio)

The Reorganization is subject to approval by the shareholders of the Disappearing Portfolio. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Disappearing Portfolio’s shareholders on or about May 6, 2026, and a shareholder meeting is scheduled to be held on or about July 9, 2026. The Disappearing Portfolio will notify its shareholders if shareholder approval of the proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganization is obtained, it is expected that the proposed Reorganization will take place on or about July 24, 2026 (the “Closing Date”).

If shareholders of the Disappearing Portfolio approve the proposed Reorganization, from the close of business on July 13, 2026 through the close of business on July 24, 2026, the Disappearing Portfolio will be in a “transition period” during which time the Disappearing Portfolio’s holdings will, to the extent necessary, be aligned with those of the Surviving Portfolio. During this time, the Disappearing Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

In January 2026, Columbia Management Investment Advisers, LLC will replace CBRE Investment Management Listed Real Assets, LLC as the sub-adviser for the Surviving Portfolio and the Surviving Portfolio will be renamed VY® Columbia Real Estate Portfolio. Additional information about VY® Columbia Real Estate Portfolio will be provided in the proxy statement/prospectus.

Please note that the Disappearing Portfolio and the Surviving Portfolio are not offered directly to the public. Purchase and sale of shares of the Disappearing Portfolio may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors.

Following the Reorganization, the Disappearing Portfolio’s shareholders will hold shares of the Surviving Portfolio. For more information regarding the Surviving Portfolio, please contact a Shareholder Services representative at (800) 992-0180 or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE